                                                                   EXHIBIT 10.16

                           MASTER EXCHANGE AGREEMENT


         This Agreement is entered into this 7th day of November 1997 by and between _____________ ("Recipient") and Camden Property Trust (the "Company") and modifies the Master Exchange Agreement dated 31 January 1997.

                 WHEREAS, pursuant to the 1993 Share Incentive Plan of Camden Property Trust (the "Plan"), the Recipient has and will receive awards of Restricted Shares as shown in Exchange Supplement A attached hereto which shall vest over time in accordance with the terms of the Plan and outlined on Exchange Supplement B;

         WHEREAS, Recipient desires to exchange his right to receive the unvested Restricted Shares upon vesting and all other rights appurtenant thereto for the Rights to Repurchase (as defined below);

         WHEREAS, the Company desires to exchange the Rights to Repurchase for the return of the Recipient's unvested Restricted Shares;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Recipient hereby agrees to exchange Recipient's unvested Restricted Shares (including the right to receive dividends thereon and the right to vote such shares) for the Rights to Repurchase as described below.

2. Upon the execution of this Agreement, the Company shall deposit Recipient's Restricted Shares into a rabbi trust (the "Trust") established for the benefit of the Company. The Trust shall be administered by an independent trustee who shall be selected by the Company. Unless otherwise agreed by Recipient and Company, the Company agrees, whenever any dividend is declared on common shares of beneficial interest of the Company, $.01 par value per share (the "Common Shares"), to pay to the Recipient an amount per Restricted Share held hereunder as of such date(s) by the Trust equal to the amount per Common Share paid to the holders of record of Common Shares of the Company (the "Dividend Equivalents"). The Company and Recipient may agree that any Dividend Equivalents payable on account of dividends declared on the Common Shares shall be paid to the Trust instead of the Recipient. Such agreement to pay Dividend Equivalents to the Trust shall be applicable with respect to Dividend Equivalents payable on account of dividends declared on the Common Shares during the following calendar year, and shall be irrevocable for those Dividend Equivalents during that year. The Dividend Equivalents payable under this Section 2 shall be distributed directly to the Recipient or Trust, as the case may be, as soon as administratively feasible.

         If any dividend is declared on the Common Shares after the date on which Recipient ceases employment with the Company, such Dividend Equivalents shall be paid by the Company to the Trust. Any Dividend Equivalents paid to the Trust shall accumulate in the Trust and the Trustee shall invest such Dividend Equivalents in Marketable securities other than the Company's securities. The trustee shall have the right to substitute, from time to time, other marketable securities of equal value for the marketable securities of equal value for the marketable securities originally purchased by the trustee.

3. Upon vesting of the Restricted Shares under the terms of the relevant award agreement, Recipient shall have the right to purchase all or part of the Restricted Shares that Recipient exchanged with the Trust together with any securities that were purchased with the accumulated Dividend Equivalents received by the Trust on such Restricted Shares (the "Rights to Repurchase"). The Rights to Repurchase may be exercised with regard to vested shares in an amount at least equal to the lesser of 2,000 shares or the number of shares for any portion of an Award separately identified in Exchange Supplement B. Nothing in this Agreement shall be construed as allowing a Recipient to exercise his Rights to Repurchase to purchase either the shares or the Dividend Equivalents but not both; that is, the shares and the related Dividend Equivalents must be purchased together, except as provided in paragraph 6 hereof.

4. The Restricted Shares which are the subject of Rights to Repurchase shall vest according to the terms of the relevant Restricted Share award agreement and are summarized on Exchange Supplement B. The Rights to Repurchase shall be exercisable for a period of 20 years from the applicable vesting date.

5.       The exercise price of the Rights to Repurchase shall equal the sum of
         (i) 10% of the Fair Market Value of the Restricted Shares to be purchased by Recipient, as determined on the date of this Agreement, and (ii) 5% of the amount of Dividend Equivalents paid to the Trust with respect to such Restricted Shares.

6. If Recipient's employment or relationship with the Company or its Affiliates is terminated for any reason before vesting of the Restricted Shares, the Rights to Repurchase such Restricted Shares shall terminate in accordance with the terms and conditions of the relevant Restricted Share agreement or, if not specified otherwise, on the date of death, disability, retirement, or the date notice of termination or resignation is given. Recipient's Rights to Repurchase vested shares shall be exercisable for a period of one year from the date of termination of employment or relationship. Thereafter, the unexercised Rights to Repurchase shall terminate and be of no further force and effect. However, to the extent that any Dividend Equivalents have been paid to the Trust and not yet repurchased from the Trust, recipient shall vest in such Dividend Equivalents (to the extent not previously vested) and be entitled to repurchase such Dividend Equivalents separately from the shares, even though such shares have not vested and the vesting rights in such shares is then expiring.

7. All initial capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

8. This Agreement shall be construed in accordance with the laws of the State of Texas.

9. To the extent any provision of this Agreement is held to be unenforceable, illegal or invalid under any current or future law, such provision shall be fully separable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 9.

10. To the extent any provisions of this Agreement conflict with the provisions of any employment agreement entered into between the Company and Recipient, the terms of the employment agreement shall control. To the extent that any such employment agreement provides for the automatic or accelerated vesting of securities or derivative securities held by the Recipient upon the occurrence of a change of control, business combination or other enumerated event, the Restricted Shares and Rights to Repurchase shall likewise be deemed to be governed by such provisions and shall likewise vest on the terms and conditions set forth in such employment agreement.

11. The Rights to Repurchase granted hereunder, to the extent permitted by law, shall be transferable to Recipient's spouse, children or grandchildren or to a trust created for their benefit. The Rights to Repurchase shall not otherwise be transferable.

12. The Restricted Shares and Rights to Repurchase covered by this Agreement shall be subject to the adjustment provisions contained in the Plan (currently Section 7 of the Plan).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        RECIPIENT

                                        ---------------------------------------

                                        CAMDEN PROPERTY TRUST



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                                              EXHIBIT 10.16


                       DIVIDEND EQUIVALENT ELECTION FORM



I hereby irrevocably elect to have any Dividend Equivalents declared to me during the following calendar year, on the Restricted Shares referenced below, to be paid directly to the Trust. Any Dividend Equivalents paid to the Trust shall accumulate in the Trust and the trustee shall invest such Dividend Equivalents in marketable securities other than the Company's securities. If no election is made, any Dividend Equivalents declared during the following calendar year will be paid directly to me by the Company.




---------------------------------       --------------------------------
         Date of Election                           Signature

                                        Name:
                                             ---------------------------


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           SUPPLEMENT  B            NUMBER OF SHARES            SUBJECT TO ELECTION
             REFERENCE                                     YES                       NO
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
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  Shares Awarded in Following
  Calendar Year
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